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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 29, 2006

             SYNTHETIC FIXED-INCOME SECURITIES, INC. ON BEHALF OF:
        STRATS(SM) TRUST FOR IBM CORPORATION SECURITIES, SERIES 2004-7
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                  333-111858-02            52-2316339
                                      001-32232
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(State or Other Jurisdiction       (Commission File       (I.R.S. Employer
     of Incorporation)                  Number)           Identification No.)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                        28288
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR IBM CORPORATION SECURITIES, SERIES 2004-7, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2004-7 in respect of the Trust dated as of June 15, 2004.

Item 8.01. OTHER EVENTS

On January 29, 2006 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

International Business Machines Corporation ("IBM"), the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Securities and Exchange Commission (the "Commission") maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." For information on IBM please see its periodic and current reports filed with the Commission under its Exchange Act file number 001-02360. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2004-7 for January 29, 2006 Scheduled Distribution Date.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.


                                    By: /s/ Jimmy Whang
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                                    Name:   Jimmy Whang
                                    Title:  Director



Date: January 29, 2006

                                 EXHIBIT INDEX


Exhibit Number    Description
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     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2004-7 for January 29, 2006 Scheduled Distribution Date.